                                                                   Exhibit 10.2
                                VOTING AGREEMENT



                  THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of July 30, 1999, by and among LetsTalk.com, Inc., a Delaware corporation (the "Company"), the holders of the Company's Series A Preferred Stock (the "Series A Stock") listed on the Schedule of Investors attached as Schedule A hereto (the "Investors"), and the holders of Common Stock of the Company (the "Founders") listed on the Schedule of Founders attached as Schedule B hereto. The Company, the Founders and the Investors are individually each referred to herein as a "Party" and are collectively referred to herein as the "Parties." The Company's Board of Directors is referred to herein as the "Board."

                                  WITNESSETH:

                  WHEREAS, the Company and certain of the Investors have entered into that certain Series A Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), which provides for, among other things, the purchase by the Investors of shares of the Series A Stock;

                  WHEREAS, the Company and Let's Talk Cellular & Wireless, Inc., a Florida corporation and a Founder ("LTC"), are parties to a license agreement and a binding Letter of Intent with the Company which provide for, among other things, the purchase of shares of Common Stock of the Company by LTC, the license by LTC of certain technology to the Company and the provision of certain services for the Company by LTC (collectively, the "LTC Agreements");

                  WHEREAS, the Company and H.I.G. Brickellbay, Inc., a Cayman Islands corporation ("HIG"), are parties to a Common Stock Purchase Agreement of even date herewith (the "Common Stock Purchase Agreement") which provides for, among other things, the purchase by HIG of shares of Common Stock of the Company;

                  WHEREAS, the Company's Certificate of Incorporation provides that (a) holders of shares of the Company's Series A Stock, voting together as a class, shall elect four (4) members of the Board (the "Series A Directors"), and (b) holders of shares of Common Stock and the holders of shares of Series A Stock, voting together as a class, shall be entitled to elect the three (3) remaining members of the Board ("Common Directors"); and

                  WHEREAS, to induce certain Investors to enter into the Purchase Agreement and purchase shares of Series A Stock thereunder, to induce HIG to enter the Common Stock Purchase Agreement and to induce LTC to enter into the LTC Agreements and purchase shares of Common Stock of the Company thereunder, the Company and the Founders desire to enter into this Agreement with such Investors; and

                  NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


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                  1. Agreement to Vote. Each Investor, as a holder of Series A
Stock, hereby agrees on behalf of itself and any transferee or assignee of any such shares of the Series A Stock, to hold all of the shares of Series A Stock registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of the Series A Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement. Each Founder, as a holder of Common Stock of the Company, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold all of such shares of Common Stock and any other securities of the Company acquired by such Founder in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the "Founder Shares") subject to, and to vote the Founder Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement.

                  2. Board Size. The holders of Investor Shares and Founder Shares shall vote at a regular or special meeting of stockholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set and remain at seven
(7) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 15 hereof.

                  3. Election of Directors.

                     (a) In any election of directors of the Company to elect the Common Directors, the Parties holding shares of Series A Stock or Common Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series A Stock or Common Stock then owned by them (or as to which they then have voting power) as may be necessary to elect one (1) director nominated by Let's Talk Cellular & Wireless and two
(2) directors that are employees of the Company, one of which directors shall be the Company's chief executive officer and the other of which shall be Brett Beveridge for so long as Mr. Beveridge is an employee of the Company and thereafter shall be an individual designated by the Company's chief executive officer.

                     (b) In any election of directors of the Company to elect the Series A Directors, the Parties holding shares of Series A Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series A Stock then owned by them (or as to which they then have voting power) as may be necessary to elect two (2) directors nominated by HIG Capital Management and two (2) directors nominated by Brentwood Venture Capital; in each case for so long as such Investor or its affiliates own at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of the Series A Stock purchased by such Investor pursuant to the Purchase Agreement.

                  4. Removal. Any director of the Company may be removed from the board in the manner allowed by law and the Company's Certificate of Incorporation and Bylaws, but


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with respect to a director designated pursuant to subsections 3(a) and 3(b)
above, only upon the vote or written consent of the stockholders entitled to designate such director.

                  5. Legend on Share Certificates. Each certificate representing any Shares shall be endorsed by the Company with a legend reading substantially as follows:

                  "The Shares evidenced hereby are subject to a Voting Agreement (a copy of which may be obtained upon written request from the issuer), and by accepting any interest in such shares the person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of said Voting Agreement."

                  6. Covenants of the Company. The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the Parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the Parties hereto assuming conversion of all outstanding securities in order to protect the rights of the Parties hereunder against impairment.

                  7. No Liability for Election of Recommended Directors. Neither the Company, the Founders, the Investors, nor any officer, director, stockholder, partner, employee or agent of such Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Company's Board by virtue of such Party's execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.

                  8. Grant of Proxy. Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

                  9. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

                  10. Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the shares of Common Stock and Series A Stock to bear the legend required by Section 5 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office.


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The parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of Common Stock and Series A Stock to bear the legend required by Section 5 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this Section 5 shall not affect the validity or enforcement of this Agreement.

                  11. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

                  12. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sent prepaid registered or certified mail, return receipt requested, addressed to the other Party at the address shown below or at such other address for which such Party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

                  13. Term. This Agreement shall terminate and be of no further force or effect upon (a) the Company's sale of its Common Stock in a firm commitment underwritten public offering at a market valuation of at least $100,000,000 immediately prior to effectiveness of the Company's registration statement and pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which is not less than $15,000,000 in the aggregate), (b) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or a sale of all or substantially all of the assets of the Company, or (c) the written consent of the holders of a majority of the then outstanding Founders Shares and the holders of a majority of the then outstanding Preferred Shares.

                  14. Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

                  15. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the holders of a majority of the then outstanding voting securities held by the Party or Parties for whose benefit such term has been included. Any amendment or waiver so effected shall be binding upon the Parties hereto.

                  16. Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company's voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 5.

                  17. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any


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provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  18. Binding Effect. In addition to any restriction or transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors and assigns and to such additional individuals or entities that may become stockholders of the Company and that desire to become Parties hereto.

                  19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereof.

                  20. Entire Agreement. This Agreement is intended to be the sole agreement of the Parties as it relates to this subject matter and does hereby supersede all other agreements of the Parties relating to the subject matter hereof.

                  21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


                                    LETSTALK.COM, INC.



                                    By:  /s/ Delly Tamer
                                       ---------------------------------------
                                       Delly Tamer
                                       President and Chief Executive Officer


                                    970 Chestnut Street
                                    San Francisco, California 94109





                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT
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                                    INVESTORS:

                                    H.I.G. WIRELESS INTERNET, INC.

                                    By:  /s/
                                       ---------------------------------------

                                    Name:
                                         -------------------------------------

                                    Title:
                                          ------------------------------------

                                    c/o Doug Berman
                                    1001 Brickell Bay Drive
                                    Twenty-Seventh Floor
                                    Miami, Florida 33131



                                    ------------------------------------------

                                    By:
                                       ---------------------------------------

                                    Name:
                                         -------------------------------------

                                    Title:
                                          ------------------------------------

                                    c/o Barry Patmore
                                    3000 Sand Hill Road
                                    Bldg. 1, Suite 260
                                    Menlo Park, California 94025




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT
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                                    INVESTORS:

                                    HIG WIRELESS, INC.

                                    By:
                                       ---------------------------------------

                                    Name:
                                         -------------------------------------

                                    Title:
                                          ------------------------------------

                                    c/o Doug Berman
                                    1001 Brickell Bay Drive
                                    Twenty-Seventh Floor
                                    Miami, Florida 33131



                                    Brentwood Associates IX, LP
                                    By:   Brentwood IX Ventures, LLC
                                          Its General Partner


                                    By:      /s/ Jeffrey Brody
                                       ---------------------------------------

                                    Name:        Jeffrey Brody
                                         -------------------------------------

                                    Title:       Managing Member
                                          ------------------------------------

                                    c/o Barry Patmore
                                    3000 Sand Hill Road
                                    Bldg. 1, Suite 260
                                    Menlo Park, California 94025




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                    INVESTORS:

                                    HIG WIRELESS, INC.

                                    By:
                                       ---------------------------------------

                                    Name:
                                         -------------------------------------

                                    Title:
                                          ------------------------------------

                                    c/o Doug Berman
                                    1001 Brickell Bay Drive
                                    Twenty-Seventh Floor
                                    Miami, Florida 33131



                                    Brentwood Affiliates Fund III, LP
                                    By:   Brentwood IX Ventures, LLC
                                          Its General Partner

                                    By: /s/ Jeffrey Brody
                                       ---------------------------------------

                                    Name:        Jeffrey Brody
                                         -------------------------------------

                                    Title:       Managing Member
                                          ------------------------------------


                                    c/o Barry Patmore
                                    3000 Sand Hill Road
                                    Bldg. 1, Suite 260
                                    Menlo Park, California 94025




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT


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                              INVESTORS:

                              Accel VII L.P.
                              By: Accel VII Associates L.L.C.
                              Its General Partner

                              By: /s/ G. Carter Sednaoui
                                 ----------------------------------------
                                 G. Carter Sednaoui
                                 Managing Member

                              Accel Internet Fund III L.P.
                              By: Accel Internet Fund III Associates L.L.C. Its General Partner

                              By: /s/ G. Carter Sednaoui
                                 ----------------------------------------
                                 G. Carter Sednaoui
                                 Managing Member

                              Accel Investors '99 L.P.

                              By: /s/ G. Carter Sednaoui
                                 ----------------------------------------
                                 G. Carter Sednaoui
                                 General Partner

                              Addresses for Notices:

                              Accel Partners
                              428 University Avenue
                              Palo Alto, CA  94301
                              Attn:Theresia Gouw Ranzetta and James R. Swartz Tel:(650) 614-4800
                              Fax:(650) 614-4880

                              and

                              Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:G. Carter Sednaoui
                              Tel:(609) 683-4500
                              Fax:(609) 683-0384




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT


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                                    INVESTORS:

                                    G & H Partners
                                    155 Constitution Drive
                                    Menlo Park, California 94025

                                    By: /s/
                                       ---------------------------------------

                                    Name:
                                         -------------------------------------

                                    Title: Partner
                                          ------------------------------------




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT


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                                    FOUNDERS:

                                    /s/ Delly Tamer
                                    ------------------------------------------
                                    Delly Tamer

                                    970 Chestnut Street
                                    San Francisco, California 94109


                                    ------------------------------------------
                                    Brett Beveridge

                                    970 Chestnut Street
                                    San Francisco, California 94109


                                    LET'S TALK CELLULAR & WIRELESS, INC.

                                    By:
                                       ---------------------------------------

                                    Name:
                                       ---------------------------------------

                                    Title:
                                       ---------------------------------------

                                    800 Brickell Avenue, Suite 400
                                    Miami, Florida 33131




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                    FOUNDERS:
                                     /s/ Delly Tamer
                                    ------------------------------------------
                                    Delly Tamer

                                    970 Chestnut Street
                                    San Francisco, California 94109


                                    ------------------------------------------
                                    Brett Beveridge

                                    970 Chestnut Street
                                    San Francisco, California 94109


                                    LET'S TALK CELLULAR & WIRELESS, INC.

                                    By:
                                       ---------------------------------------

                                    Name:
                                       ---------------------------------------

                                    Title:
                                       ---------------------------------------

                                    800 Brickell Avenue, Suite 400
                                    Miami, Florida 33131




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT


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                                    FOUNDERS:

                                    ------------------------------------------
                                    Delly Tamer

                                    970 Chestnut Street
                                    San Francisco, California 94109

                                     /s/ Brett Beveridge
                                    ------------------------------------------
                                    Brett Beveridge

                                    4775 Pine Dr.
                                    Miami, FL 33143


                                    LET'S TALK CELLULAR & WIRELESS, INC.

                                    By:
                                       ---------------------------------------

                                    Name:
                                       ---------------------------------------

                                    Title:
                                       ---------------------------------------

                                    800 Brickell Avenue, Suite 400
                                    Miami, Florida 33131




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT


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                                           FOUNDERS:

                                           -------------------------------------
                                           Delly Tamer

                                           970 Chestnut Street
                                           San Francisco, California 94109


                                           -------------------------------------
                                           Brett Beveridge

                                           970 Chestnut Street
                                           San Francisco, California 94109


                                           LET'S TALK CELLULAR & WIRELESS, INC.

                                           By:  /s/ David H. Eisenberg
                                              ----------------------------------

                                           Name:  Eisenberg, David
                                                --------------------------------

                                           Title:  CEO
                                                 -------------------------------

                                           800 Bricknell Avenue, Suite 400
                                           Miami, Florida 33131














                     SIGNATURE PAGE TO LETSTALK.COM, INC.
                               VOTING AGREEMENT
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                                     FOUNDERS:

                                     H.I.G. BRICKELLBAY, INC.

                                     By:  /s/
                                        --------------------------------------

                                     Name:
                                        --------------------------------------

                                     Title:
                                        --------------------------------------

                                     1001 Brickell Bay Drive
                                     Twenty-Seventh Floor
                                     Miami, Florida 33131




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                   SCHEDULE A

                               LIST OF INVESTORS

H.I.G. WIRELESS INTERNET, INC.

BRENTWOOD ASSOCIATES IX, LP

BRENTWOOD AFFILIATES FUND III, LP

ACCEL VII L.P.

ACCEL INTERNET FUND III, L.P.

ACCEL INVESTORS '99 L.P.

G & H PARTNERS

                                   SCHEDULE B

                                LIST OF FOUNDERS

DELLY TAMER

BRETT BEVERIDGE

LET'S TALK CELLULAR & WIRELESS, INC.

H.I.G. BRICKELLBAY, INC.